Note 26 - Redeemable Preferred Membership Interests	12 Months Ended
Dec. 31, 2013
Redeemable Preferred Membership Interest [Abstract]
Redeemable Preferred Membership Interest [Text Block]

26.          REDEEMABLE PREFERRED MEMBERSHIP INTERESTS

The Valley View wind farm, which is consolidated in the Company’s financial statements (see Note 20), includes membership interests that carry preferences that are not available to common members. In November 2011, approximately $2,518,000 was contributed (or converted from common interests). Holders of the membership interests are entitled to receive, to the extent of legally available funds, a targeted dividend of 12% per annum, payable quarterly. Dividends were approximately $302,000 in each of the years ended December 31, 2013 and 2012. These membership interests include a put right at the option of the respective member, to request redemption of the membership interests after two years, or in the case of one member, after 10 years. The put right is outside the control of the Company and as such, these membership interests, together with any accrued dividends, are being carried outside of permanent equity on the consolidated balance sheets at their current redemption value.

In October 2013, one of the holders of redeemable preferred membership interests provided notice that it was exercising its option to require the Company to purchase all membership interests held by the holder. Pursuant to the agreement, this membership interest of approximately $500,000 is to be redeemed by June 1, 2014. The membership interest carries a 12% dividend rate and all dividends are currently paid.